Aspiriant Trust

Aspiriant Risk-Managed Equity Allocation Fund
Aspiriant Risk-Managed Municipal Bond Fund
Aspiriant Defensive Allocation Fund

Supplement dated November 14, 2017
to the Prospectus and Statement of Additional Information dated July 1, 2017

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Funds and should be read in conjunction with those documents.

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Effective immediately, Aspiriant, LLC (the “Adviser”) has contractually agreed to reduce the expense limitation for the Aspiriant Risk-Managed Equity Allocation Fund (the “Equity Allocation Fund”) and for the Aspiriant Risk-Managed Municipal Bond Fund (the “Municipal Bond Fund”) as set forth below:

Fund	Old Expense Limitation	New Expense Limitation
Equity Allocation Fund
Advisor Shares	2.25%	0.65%
Institutional Shares	2.50%	0.90%
Municipal Bond Fund	1.00%	0.65%

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With respect to Advisor Shares of the Equity Allocation Fund and shares of the Municipal Bond Fund and the Aspiriant Defensive Allocation Fund (the “Defensive Allocation Fund”), investor eligibility has been expanded to include charitable organizations that the Adviser’s clients wish to designate as recipients of shares.  The information included in the Prospectus on pages 9, 16 and 22 under “Purchase and Sale of Fund Shares” in the summary sections for Equity Allocation Fund, Municipal Bond Fund and Defensive Allocation Fund, respectively, and on page 46 under “Purchasing Shares” is hereby revised accordingly.

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Aperio Group, LLC (“Aperio”) has replaced Sandeep Gangadhara with Brian Ko on the Equity Allocation Fund’s portfolio management team.  All references in the Prospectus and SAI to Sandeep Gangadhara as portfolio manager are hereby deleted.

Brian Ko is a Portfolio Manager at Aperio and shares primary responsibility for managing the portfolio analysis efforts of Aperio. Brian also provides analytical support in the research, portfolio management, and trading of Aperio’s client portfolios. Prior to joining Aperio, he was a Senior Client Operations Associate at Lateef Investment Management. Brian was also a Fund Accounting Manager with State Street Bank and Trust. He received his BS in Managerial Economics from the University of California, Davis, and his MS in Financial Analysis from Saint Mary’s College of California.

Brian Ko does not currently manage other accounts nor does he own any shares of the Funds.

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Footnote (1) to the Annual Fund Operating Expenses table on page 17 of the Prospectus under “Fund Summary -- Aspiriant Defensive Allocation Fund” is deleted in its entirety and replaced with the following:

(1)	Restated to reflect current fees.

Please retain this supplement for future reference.